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   As filed with the Securities and Exchange Commission on November 3, 2000

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 26, 2000

                                  AMGEN INC.
            (Exact name of Registrant as specified in its charter)

          Delaware                                              95-3540776
(State or other jurisdiction of       000-12477              (I.R.S. Employer
incorporation or organization)    (Commission File No.)      Identification No.)

                              __________________

                            One Amgen Center Drive
                     Thousand Oaks, California 91320-1799
          (Address of Principal Executive Offices including Zip Code)

                                (805) 447-1000
             (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On October 26, 2000, the Registrant publicly disseminated a press release announcing its third quarter financial results.

     The foregoing description is qualified in its entirety by reference to the following document, which is incorporated herein by reference: the Registrant's Press Release dated October 26, 2000, a copy of which is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)    Financial Statements

            Not applicable.

     (b)    Pro Forma Financial Information

            Not applicable.

     (c)    Exhibits.

            99.1  Registrant's Press Release dated October 26, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 3, 2000                   AMGEN INC.

                                         By:      /s/ Kathryn E. Falberg
                                                 ------------------------------
                                         Name:   Kathryn E. Falberg
                                         Title:  Senior Vice President, Finance
                                                 and Corporate Development
                                                 and Chief Financial Officer